                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-12

                        AMERICAN CLAIMS EVALUATION, INC.
                (Name of Registrant as Specified In Its Charter)

     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:
     2) Aggregate number of securities to which transaction applies:
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     4) Proposed maximum aggregate value of transaction:
     5) Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ]  Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.

     Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:
     2) Form, Schedule or Registration Statement No.:
     3) Filing Party:
     4) Date Filed:

                        AMERICAN CLAIMS EVALUATION, INC.
                                ONE JERICHO PLAZA
                             JERICHO, NEW YORK 11753

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                          TO BE HELD ON OCTOBER 6, 2004

To the Shareholders of American Claims Evaluation, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Annual
Meeting") of American Claims Evaluation, Inc., a New York corporation, will be held at the offices of Hartman & Craven LLP, 488 Madison Avenue, New York, New
York 10022 on Wednesday, October 6, 2004 at 10:00 a.m., local time, to consider and act upon the following matters:

         (1)  To elect three Directors to the Board of Directors;

         (2)  To transact such other business as may properly come before the
              Annual Meeting or any adjournment thereof.

Only shareholders of record at the close of business on August 30, 2004 will be entitled to notice of, and to vote at, the Annual Meeting or at any adjournment thereof.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING,
PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS
POSSIBLE IN THE ENVELOPE PROVIDED.

                                            By Order of the Board of Directors,

                                            GARY J. KNAUER
                                            Secretary

September 7, 2004

                        AMERICAN CLAIMS EVALUATION, INC.
                                ONE JERICHO PLAZA
                             JERICHO, NEW YORK 11753

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

                                 OCTOBER 6, 2004

General

This Proxy Statement and the accompanying Proxy Card are being furnished in connection with the solicitation by the Board of Directors of American Claims
Evaluation, Inc. (the "Company") of proxies to be voted at the Annual Meeting of
Shareholders (the "Annual Meeting") to be held at 10:00 a.m. (New York time) on
Wednesday, October 6, 2004 at the offices of Hartman & Craven LLP, 488 Madison
Avenue, New York, New York 10022 and at any adjournments thereof, with respect to the matters referred to in the accompanying notice. This Proxy Statement and the accompanying Proxy Card are first being mailed to shareholders on or about
September 8, 2004.

The Company's common shares, par value $.01 per share ("Shares"), are the only outstanding class of voting securities. Holders of record at the close of business on August 30, 2004 are entitled to notice of, and to vote at, the
Annual Meeting and any adjournment thereof. At the close of business on August
30, 2004, there were issued and outstanding 4,859,800 Shares, each entitled to cast one vote per Share. The holders of a majority of the issued and outstanding
Shares entitled to vote shall constitute a quorum at the Annual Meeting for the transaction of business. The election of directors, as described in the accompanying notice, requires the vote of a plurality of votes cast at the
Annual Meeting. For purposes of determining whether proposals have received a majority vote, abstentions will not be included in the vote totals and, in instances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned a proxy ("broker non-votes"), those votes will not be included in the vote totals. Therefore, abstentions and broker non-votes will be counted in the determination of a quorum and will have no effect on the vote for the election of Directors. BECAUSE OF THE PERCENTAGE OF
BENEFICIAL OWNERSHIP OF SHARES HELD BY DIRECTORS AND MANAGEMENT, ELECTION OF THE
DIRECTORS NOMINATED AND REFERRED TO IN THIS PROXY STATEMENT IS ASSURED.

Revocability of Proxies

The attendance of a shareholder at the Annual Meeting will not automatically revoke such shareholder's proxy. However, a shareholder may revoke a proxy at any time prior to its exercise by (1) delivering to the Secretary of the Company a written notice of revocation prior to the Annual Meeting, (2) delivering to the Secretary of the Company before the Annual Meeting a duly executed proxy bearing a later date, or (3) attending the Annual Meeting, filing a written notice of revocation with the secretary of the meeting and voting in person.

Solicitation of Proxies

In addition to solicitation by mail at the Company's expense, directors, officers and employees of the Company may solicit proxies for the Annual Meeting from the shareholders of the Company personally or by telephone or telegram without additional remuneration therefor, but at the Company's cost for all out-of-pocket expenses. The Company will also provide persons, firms, banks and corporations holding Shares in their names or in the names of nominees, which in either case are beneficially owned by others, proxy material for transmittal to such beneficial owners.

           SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the current beneficial ownership of the Company's Shares as of August 30, 2004 by (i) each person known by the Company to beneficially own more than 5% of such Shares,
(ii) each director, nominee for director of the Company, and each named executive officer of the Company, and (iii) all directors and executive officers of the Company as a group. The percentages have been calculated by taking into account all Shares owned on the record date as well as all such Shares with respect to which such person has the right to acquire beneficial ownership at such date or within 60 days thereafter. Except as otherwise indicated, all persons listed below have sole voting and sole investment power with respect to all Shares shown as beneficially owned by them.

                                                   Amount and Nature
Name and Address                                    of Beneficial                     Percent of
of Beneficial Owner                                Ownership (1)(4)                    Class (1)
-----------------------------------------     ---------------------------        ----------------------

Gary Gelman (2)                                          3,446,400                       63.7%
Peter Gutmann (2)                                          116,000(3)                     2.4%
Edward M. Elkin (2)                                         76,000                        1.5%
Gary J. Knauer (2)                                         138,750                        2.8%
J. Morton Davis                                            388,024(5)                     8.0%
Kinder Investments, L.P.                                   292,500(6)                     6.0%
All executive officers and directors
   as a group (four persons)                             3,777,150                       66.3%

(1)      Based on a total of 4,859,800 Shares issued and outstanding as of
         August 30, 2004. In addition, 834,750 Shares which directors and executive officers described in the table have the right to acquire within 60 days of such date pursuant to the exercise of options granted under the Company's stock option plans are included since these are deemed outstanding for the purpose of computing the percentage of
         Shares owned by such persons in accordance with the provisions of Rule
         13d-3(d)(1)(i) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

(2)      Address is c/o American Claims Evaluation, Inc., One Jericho Plaza,
         Jericho, NY 11753.

(3)      Includes 4,000 Shares owned by the wife of Mr. Gutmann, as to which beneficial ownership is disclaimed.

(4)      Includes the presently exercisable portions of outstanding stock options (aggregating 834,750 Shares) which, in the case of Messrs.
         Gelman, Gutmann, Elkin, and Knauer are 550,000, 70,000, 76,000 and
         138,750 Shares, respectively.

(5)      386,924 of these Shares are owned of record by D.H. Blair Investment
         Banking Corp., whose address is 44 Wall Street, New York, NY ("Blair
         Investment"). Mr. J. Morton Davis, the sole shareholder of Blair
         Investment, has reported that Blair Investment's Shares may be deemed to be beneficially owned by him. Mr. Davis owns 1,100 Shares directly.

(6)      These Shares are owned of record by Kinder Investments, L.P.
         ("Kinder"), Nesher, LLC, the general partner of Kinder ("Nesher") and
         Dov Perlysky, the managing member of Nesher ("Perlysky"). The reporting parties' business address is 100 Park Avenue, New York, NY. Nesher and
         Kinder may be deemed to beneficially own 292,500 Shares. Perlysky may be deemed to beneficially own 292,572 Shares, consisting of 292,500
         Shares owned directly by Kinder and 72 Shares owned directly by
         Perlysky's wife.

                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

Three directors are to be elected at the Annual Meeting to hold office until the next Annual Meeting of Shareholders and until their respective successors have been elected and qualified or until their prior death, resignation or removal.
The by-laws provide that the Board of Directors shall consist of no less than three and no more than seven members, with the actual number to be established by resolution of the Board of Directors. The current Board of Directors has by resolution established the number of directors at three.

Unless a proxy specifies that it is not to be voted in favor of a nominee for director, it is intended that the Shares represented by the proxy will be voted in favor of the nominees listed below. In the event that any nominee shall be unable to serve, it is intended that the proxies will be voted for the nominees designated by the Board of Directors. The Company believes that all nominees will be able to serve.

The following table sets forth certain information with respect to each nominee for election as a director. There are no arrangements or understandings between the Company and any director or nominee pursuant to which such person was elected or nominated to be a director of the Company. Each nominee is currently serving as a director of the Company. For information with respect to security ownership of directors, see "SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
MANAGEMENT."

Name                                          Age              Position(s) with the Company
---------------------------------          -----------         ---------------------------------------

Gary Gelman                                    57              Chairman of the Board,
                                                               President and
                                                               Chief Executive Officer

Edward M. Elkin, M.D.                          65              Director

Peter Gutmann                                  75              Director

Nominees for Election as Directors

Gary Gelman, the founder of the Company, has been Chairman of the Board since
July 1, 1985, and President, Chief Executive Officer and a director since inception. Mr. Gelman served as Treasurer from inception to October 1991. Since
1973, Mr. Gelman has also been Chief Executive Officer and a principal of
American Para Professional Systems, Inc., which provides nurses who perform physical examinations of applicants for life and/or health insurance for insurance companies. He received a B.A. from Queens College. Since 1996, Mr.
Gelman has been Chairman of the Board of Directors of Misonix, Inc., a publicly traded company engaged in the design, development and manufacturing of ultrasonic devices including medical instruments.

Edward M. Elkin, M.D. has been a director of the Company since July 1, 1985. For more than the past five years, Dr. Elkin has been performing services relating to utilization review and quality assurance in hospitals for the New York State
Department of Health. He is certified by the American Board of Pediatrics and the American Board of Quality Assurance and Utilization Review Physicians. He
received his B.A. from Harvard College and his M.D. from New York University
School of Medicine.

Peter Gutmann has been a director of the Company since July 1, 1985. For more than the past twenty years, he has been a Professor of Economics and Finance at
Baruch College, City University of New York and was Chairman of the Economics
and Finance Department from 1971 to 1977. He received a B.A. from Williams
College, a B.S. from Massachusetts Institute of Technology, an M.A. from
Columbia University and a PhD. from Harvard University.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF THESE
NOMINEES FOR ELECTION AS DIRECTORS.

Meetings and Committees of the Board

The Board of Directors held three meetings during the fiscal year commencing
April 1, 2003 and ending March 31, 2004 ("Recent Fiscal Year"). All of the nominees were members of the Board of Directors during the Recent Fiscal Year and attended all three meetings.

As a matter of policy, members of the Board of Directors are required to make every reasonable effort to attend the Annual Meeting. All members of the Board of Directors attended the Company's 2003 Annual Meeting of Shareholders held on
October 7, 2003.

The Audit Committee of the Board of Directors, a separately-designated standing audit committee established in accordance with section 3(a)(58)(A) of the
Exchange Act and consisting of Messrs. Gutmann and Elkin, held four meetings during the Recent Fiscal Year. The Audit Committee's primary responsibilities are to: (i) review the Company's financial reporting principles and policies and its internal control systems, (ii) review and monitor the performance and independence of the Company's independent auditors, (iii) provide an open avenue of communication among the independent auditors, financial and senior management and the Board of Directors and (iv) appoint, evaluate, compensate and where appropriate, terminate and replace the Company's independent auditors. The Audit
Committee is entirely made up of independent directors as required under Rule
4350(d) of the National Association of Securities Dealers' ("NASD") listing standards. The Audit Committee is governed by a written charter approved by the
Board of Directors.

Director Nomination Policy

The Company does not currently have a standing Nominating Committee or a formal
Nominating Committee Charter. Currently, both independent members of the Board, rather than a nominating committee, approve or recommend to the full Board those persons to be nominated. The Board believes that the current method of nominating directors is appropriate because it complies with applicable NASD listing standards.

The Board has, by resolution, adopted a director nomination policy. The purpose of the policy is to describe the process by which candidates for inclusion in the Company's recommended slate of director nominees are selected. The director nomination policy is administered by the Board.

In the ordinary course, absent special circumstances or a change in the criteria for Board membership, the incumbent directors who continue to be qualified for
Board service and are willing to continue as directors are renominated. If the
Board thinks it is in the best interest of the Company to nominate a new individual for director in connection with an annual meeting of shareholders, or if a vacancy occurs between annual shareholder meetings, the Board will seek potential candidates for Board appointments who meet criteria for selection as a nominee and have the specific qualities or skills being sought. Director candidates will be selected based on input from members of the Board, senior management of the Company and, if deemed appropriate, a third-party search firm.

Candidates for Board membership must possess the background, skills and expertise to make significant contributions to the Board, to the Company and its shareholders. Desired qualities to be considered include substantial experience in business or administrative activities; breadth of knowledge about issues affecting the Company; and ability and willingness to contribute special competencies to Board activities. The independent members of the Board also consider whether members and potential members are independent under the NASD listing standards. In addition, candidates should posses the following attributes: personal integrity; absence of conflicts of interest that might impede the proper performance of the responsibilities of a director; ability to apply sound and independent business judgment; sufficient time to devote to
Board and Company matters; ability to fairly and equally represent all shareholders; reputation and achievement in other areas; independence under rules promulgated by the Securities and

Exchange Commission (the "SEC") and the NASD listing standards; and diversity of viewpoints, background and experiences.

The Board of Directors intends to review the director nomination policy from time to time to consider whether modifications to the policy may be advisable as the Company's needs and circumstances evolve, and as applicable legal or listing standards change. The Board may amend the director nomination policy at any time.

Shareholder Nominations

The Board will consider director candidates recommended by shareholders and will evaluate such director candidates in the same manner in which it evaluates candidates recommended by other sources. In making recommendations for director nominees for the annual meeting of shareholders, the Board of Directors will consider any written recommendations of director candidates by shareholders received by the Corporate Secretary of the Company no later than 90 days before the anniversary of the previous year's annual meeting of shareholders, except that if no annual meeting was held in the previous year or if the date of the annual meeting is advanced by more than 30 days prior to, or delayed by more than 60 days after such anniversary date, notice must be received by the 10th day following the date that public disclosure of the date of the annual meeting is given to shareholders. Recommendations must be mailed to American Claims
Evaluation, Inc., One Jericho Plaza, Jericho, NY 11753, Attention: Corporate
Secretary, and include all information regarding the candidate as would be required to be included in a proxy statement filed pursuant to the proxy rules promulgated by the SEC if the candidate were nominated by the Board of Directors
(including such candidate's written consent to being named in the proxy statement as a nominee and to serving as a director if elected). The shareholder giving notice must provide (i) his or her name and address, as they appear on the Company's books, and (ii) the number of shares of the Company which are beneficially owned by such shareholder. The Company may require any proposed nominee to furnish such other information it may require to be set forth in a shareholder's notice of nomination which pertains to the nominee.

Communications with Directors

The Board of Directors welcomes communications from its shareholders and other interested parties and has adopted a procedure for receiving and addressing those communications. Stockholders and other interested parties may communicate any concerns they may have about the Company directly to either the full board of directors or one or more directors by mailing their communications to the
Company at the following address: [Director], American Claims Evaluation, Inc.,
One Jericho Plaza, Jericho, NY 11753, Attention: Corporate Secretary (Board
Matters). The Corporate Secretary promptly will forward all shareholder communications and other communications from interested parties unopened to the intended recipient.

Director Compensation

The Company's policy is to pay its non-employee directors an annual fee of
$1,000 and a uniform fee of $400 for each Board of Directors' meeting and/or
Audit Committee meeting attended in person.

Components of Compensation

The Company does not have a standing Compensation Committee. However, both independent members of the Board, rather than a formal committee, review executive compensation. The executive compensation philosophy emphasizes providing an executive compensation package that enables the Company to attract, motivate and retain talented executives, primarily through aligning the financial interests of executives with long-term total shareholder return, particularly though stock options. The executive compensation program consists of both base salaries and long-term incentives.

The executive officers receive base salaries as compensation for their job performance, abilities, knowledge and experience. Apart from contractual commitments, the Company intends to maintain base salaries at below competitive levels in the marketplace until the Company is cash flow positive.

The Company also believes that stock option plans provide an excellent vehicle for rewarding performance by Company executives and retaining their services for the future.

Section 16(a) Beneficial Ownership Reporting Compliance

Under Section 16(a) of the Exchange Act, the Company's directors, its executive officers and any person holding more than 10% of the Company's Shares are required to report their ownership of the Company's Shares and any changes in that ownership to the SEC. Based on its review of the copies of such forms it has received, except as set forth below, the Company believes that all Section
16(a) filing requirements applicable to its directors, executive officers and greater than 10% beneficial owners were complied with on a timely basis. One director, Edward M. Elkin, has failed to file one Form 4 with regard to two trades. He is the process of correcting such deficiency.

Code of Ethics

The Company has adopted a Code of Ethics (the "Code of Ethics") that applies to its Chief Executive Officer, Chief Financial Officer, Directors and employees.
The Code of Ethics is designed to focus our officers, directors and employees on areas of ethical risk, provide guidance to personnel to help them recognize and deal with ethical issues, provide a mechanism to report unethical conduct and help to foster a culture of honesty and accountability for adherence to the Code of Ethics. Any amendments or waivers to the Code of Ethics will be promptly disclosed as required by applicable laws, rules and regulations of the SEC.

                        EXECUTIVE OFFICERS OF THE COMPANY

The executive officers of the Company are as follows:

Name                           Age              Position
---------------------       -----------         -------------------------
Gary Gelman                     57              Chairman of the Board,
                                                President and
                                                Chief Executive Officer

Gary J. Knauer                  45              Chief Financial Officer,
                                                Treasurer and Secretary

For a description of Mr. Gelman's business experience, see "ELECTION OF
DIRECTORS-Nominees for Election as Directors."

Gary J. Knauer joined the Company as its Controller in July 1991 and has served as Chief Financial Officer and Treasurer since October 1991 and as Secretary since March 1993. Before joining the Company, Mr. Knauer was employed from
October 1984 to June 1991 by the accounting firm of KPMG LLP. He is a Certified
Public Accountant and holds a B.S. from Binghamton University. Since February
1994, Mr. Knauer has also served as Chief Financial Officer of American Para
Professional Systems, Inc.

Each of the Company's executive officers is to serve until the next Annual
Meeting of Shareholders or until his earlier resignation or removal.

                             EXECUTIVE COMPENSATION

The following table sets forth all compensation paid or accrued to the Company's
Chief Executive Officer and another executive officer (the "Named Executive
Officers") with annual compensation exceeding $100,000 for the fiscal years ended March 31, 2004, 2003 and 2002:

                                                                                 Long-Term
                                                                                Compensation
                                            Annual Compensation                    Awards
                                  ------------------------------------------ -------------------
                                                            Other Annual         Securities          All Other
Name and                 Fiscal      Salary      Bonus      Compensation         Underlying         Compensation
Principal Position        Year        ($)         ($)          ($)(1)           Options (#)            ($)(2)
----------------------- --------- ------------- --------- ------------------ ------------------- -------------------

Gary Gelman
    Chairman,             2004        $244,311     -              -               100,000              $2,514
    President             2003         244,311     -              -               500,000               2,496
    and CEO               2002         244,311     -              -                  -                  2,546
Gary J. Knauer
    Treasurer,            2004        $119,881     -              -                30,000              $1,810
    Secretary             2003         111,462     -              -                50,000               1,672
    and CFO               2002         106,081     -              -                  -                  1,340

(1)      The aggregate of all perquisites and other personal benefits provided by the Company were not greater than either $50,000 or 10% of the total annual salary and bonus reported in this table for the respective Named
         Executive Officers.

(2)      Consists of matching contributions made by the Company under the
         Company's 401(k) plan.

Employment Agreements

Mr. Gelman's employment agreement with the Company provides for him to be employed as Chairman of the Board of Directors and Chief Executive Officer at an
annual salary of $238,800. In addition, Mr. Gelman is entitled to participate in all employee benefit programs and other policies and programs of the Company.
Mr. Gelman is not required to devote any specific number of hours to the business of the Company. He is subject to a non-competition and non-disclosure covenant for a period of three years following termination of employment with the Company. The employment agreement is in effect through June 6, 2005, and is automatically renewable for successive one year terms unless the Company or Mr.
Gelman gives the other notice of intention to terminate the agreement at the end of the then-current term.

The following table summarizes the grants of stock options made during Fiscal
2004 to the Named Executive Officers:

                        OPTION GRANTS IN LAST FISCAL YEAR

                                                               % of Total
                                                                  Options
                                        Number of                Granted to
                                  Securities Underlying         Employees in          Exercise        Expiration
Name                               Options Granted (#)          Fiscal Year         Price ($/sh)         Date
-----------------------------   ---------------------------   -----------------    ---------------   --------------

Gary Gelman                              100,000                   76.9%               $1.70           10/7/2013
    Chairman,
    President and CEO

Gary J. Knauer                            30,000                    23.1%              $1.70           10/7/2013
    Treasurer,
    Secretary and CFO

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                            AND FY-END OPTION VALUES

The following table summarizes the number and value of unexercised stock options at March 31, 2004 for the Named Executive Officers:

                                                                        Number of
                                                                        Securities                 Value of
                                                                        Underlying               Unexercised
                                                                       Unexercised               In-the-Money
                                                                        Options at                Options at
                                    Shares            Value             FY-End (#)              FY-End ($)(1)
                                   Acquired         Realized           Exercisable/              Exercisable/
Name                            on Exercise (#)        ($)            Unexercisable             Unexercisable
----------------------------- -------------------- ------------  ------------------------- -------------------------

Gary Gelman
    Chairman,
    President and CEO                           -            -         1,150,000/-               $1,779,000/-
Gary J. Knauer
    Treasurer,
    Secretary and CFO                           -            -        111,250/68,750          $141,200/$113,300

(1)      The closing price of the Company's Shares on March 31, 2004 as reported by the Nasdaq SmallCap Market was $3.36 per Share.

       SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table sets forth information as of March 31, 2004 with respect to compensation plans under which Shares of the Company may be issued.

                                                                                            Number of
                             Number of securities to  Weighted-average exercise       securities remaining
                             be issued upon exercise     price of outstanding         available for future
                             of outstanding options,    options, warrants and         issuance under equity
       Plan category           warrants and rights              rights                 compensation plans
       -------------           -------------------    -------------------------        ------------------

Equity compensation plans
approved by security
holders                                 1,508,500                      $1.89                   59,000
Equity compensation plans
not approved by security
holders                                         0                     N/A                           0
           Total                        1,508,500                      $1.89                   59,000

                                       10

                                    AUDITORS

On August 12, 2004, the Company dismissed KPMG LLP ("KPMG") as its independent auditors. The reports of KPMG on the Company's financial statements as of and for each of the fiscal years ended March 31, 2004 and 2003 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audits of the fiscal years ended March 31, 2004 and 2003, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to KPMG's satisfaction, would have caused KPMG to make reference to the subject matter of the disagreement in connection with their report on the Company's consolidated financial statements for such years.

On August 12, 2004, the Board of Directors, upon approval of its Audit
Committee, ratified the appointment of J.H. Cohn LLP as the Company's independent registered public accounting firm to conduct an audit of the
Company's financial statements for the fiscal year ending March 31, 2005.

Representatives of J.H. Cohn LLP are expected to be present at the Annual
Meeting to respond to appropriate questions from shareholders and will be given the opportunity to make a statement if they so desire. Representatives from KPMG are not expected to be present or otherwise available for comment.

Audit Fees

The aggregate fees billed for professional services rendered by KPMG for the audits of the Company's consolidated financial statements for the fiscal years ended March 31, 2004 and 2003 and the reviews of the consolidated financial statements included in the Company's quarterly reports on Form 10-QSB during the fiscal years ended March 31, 2004 and 2003 were $32,000 and $26,000, respectively.

Audit-Related Fees

The Company did not engage KPMG to provide any audit-related services to the
Company during the fiscal years ended March 31, 2004 and 2003.

Tax Fees

The Company did not engage KPMG to provide any tax services to the Company during the fiscal years ended March 31, 2004 and 2003.

                                       11

All Other Fees

The Company did not engage KPMG to provide any other professional services to the Company during the fiscal years ended March 31, 2004 and 2003.

The Audit Committee's policy is to pre-approve all audit services and all non-audit services that the Company's independent auditor is permitted to perform for the Company under applicable federal securities regulations.

The Audit Committee has furnished the following report. The information contained in the "Audit Committee Report" is not deemed to be "soliciting material" or to be "filed" with the SEC, nor is such information to be incorporated by reference into any future filings under the Securities Act of
1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates it by reference into such filing.

                             AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended March 31, 2004 with the Company's management. Management represented to the Audit Committee that the Company's financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the financial statements with the independent accountants. The Audit Committee has discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit
Committees).

The Audit Committee has also received the written disclosures required by
Independence Standards Board Standard No. 1 (Independence Discussion with Audit
Committees), and discussed with the accountants their independence from the
Company and its management.

Based on the Audit Committee's review and discussions noted above, the Audit
Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended March 31, 2004 for filing with the SEC.

Respectfully submitted,
The Audit Committee
Peter Gutmann
Edward M. Elkin

                                       12

                                 CERTAIN MATTERS

On August 20, 2004, the Company entered into a seven-year noncancelable operating sublease, commencing December 1, 2004, for office space with American
Para Professional Systems, Inc., an entity under the control of Mr. Gelman.
Basic rent under the sublease has been established as a pass-through with the
Company's cost being fixed at a cost equal to the pro-rata rent payable for the subleased space by American Para Professional Systems, Inc. to the building's landlord.

                                  OTHER MATTERS

The Board of Directors is not aware of any other matters which are likely to be brought before the Annual Meeting. However, in the event that any other matters properly come before the Annual Meeting, it is intended that the persons named in the accompanying proxy will vote the Shares represented by all properly executed proxies on such matters in such manner as shall be determined by a majority of the Board of Directors.

AN ANNUAL REPORT TO SHAREHOLDERS WILL ACCOMPANY THIS PROXY STATEMENT BUT IS NOT
TO BE CONSIDERED A PART HEREOF. THE COMPANY WILL PROVIDE, FREE OF CHARGE, TO ALL
SHAREHOLDERS A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB (WITHOUT EXHIBITS) FOR
THE FISCAL YEAR ENDED MARCH 31, 2004, UPON WRITTEN REQUEST OF SUCH SHAREHOLDER
TO GARY J. KNAUER, SECRETARY, AMERICAN CLAIMS EVALUATION, INC., ONE JERICHO
PLAZA, JERICHO, NEW YORK 11753.

                              SHAREHOLDER PROPOSALS

Proposals by shareholders intended to be presented at the 2005 Annual Meeting of
Shareholders must be received by the Company on or before May 10, 2005 in order to be included in the proxy statement for that meeting. It is suggested that proponents submit their proposals by certified mail, return receipt requested, addressed to the Secretary of the Company. Under the SEC's proxy rules, proxies solicited by the Board of Directors for the 2005 Annual Meeting may be voted at the discretion of the persons named in such proxies (or their substitutes) with respect to any shareholder proposal not included in the Company's proxy statement if the Company does not receive notice of such proposal on or before
July 25, 2005, unless the 2005 Annual Meeting is not held within 30 days before or after the anniversary date of the 2004 Annual Meeting.

                                           By Order of the Board of Directors,

                                           Gary J. Knauer,
                                           Secretary

September 7, 2004
Jericho, New York

                                       13

PROXY

                        AMERICAN CLAIMS EVALUATION, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Gary Gelman, Peter Gutmann and Edward M. Elkin as Proxies, each with the power to appoint a substitute, and hereby authorizes them to represent and to vote, as designated below, all the Common Shares of
American Claims Evaluation, Inc. held of record by the undersigned on August 30,
2004 at the Annual Meeting of Shareholders to be held on October 6, 2004 or any adjournment thereof.

                       PLEASE MARK, SIGN, DATE AND RETURN
                THE PROXY CARD PROMPTLY IN THE ENVELOPE PROVIDED

--------------------------------------------------------------------------------
1. Election of Directors: Gary Gelman, Peter Gutmann and Edward M. Elkin

FOR all             WITHHOLD               Instruction: To withhold authority
Nominees listed     AUTHORITY              to vote for any individual nominee or
(except as marked   to vote for all        nominees, write  such name(s) in the
to the contrary)    Nominees listed        line(s) provided below:

      [ ]                 [ ]              -------------------------------------

                                           -------------------------------------

--------------------------------------------------------------------------------

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS
AS MAY PROPERLY COME BEFORE THE MEETING. THIS PROXY, WHEN PROPERLY EXECUTED,
WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF
NO DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR ALL NOMINEES LISTED.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON.

----------------------------------
          (Signature)

----------------------------------
   (Signature if held jointly)

Dated:
      ----------------------------

When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person. Please note any change in your address alongside the address as it appears on the Proxy.

                PLEASE MARK IN BLUE OR BLACK INK, SIGN, DATE AND
           RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.